Exhibit 99.1

FOR IMMEDIATE RELEASE

GameSquare Announces Acquisition of Leading Creator Technology Platform TubeBuddy

Transaction Strengthens GameSquare’s Position at the Center of Creator, Gaming, and Digital Media Ecosystems

GameSquare Expects Revenue of $85-$90 Million, and Positive Adjusted EBITDA of $5+ Million in 2026

Frisco, Texas, February 23, 2026 — GameSquare Holdings, Inc. (“GameSquare” or the “Company”) (NASDAQ: GAME), a next-generation media, entertainment, technology and onchain treasury company, today announced that it has entered into an asset purchase agreement with BENlabs to acquire TubeBuddy, an AI-enabled software and workflow platform for creators and brands focused on optimizing YouTube channel performance and audience growth.

TubeBuddy provides powerful search engine optimization, workflow, analytics, and productivity tools powered by proprietary AI, which are used by creators and digital publishers to grow, manage, and monetize their content. The acquisition adds a scaled creator technology layer to GameSquare’s technology platform which the Company believes will accelerate its strategy to build an integrated ecosystem spanning content, community, data, and performance marketing.

“Global consumer engagement and commerce are being reshaped in real time by creator platforms, performance data, and community-driven media,” said Justin Kenna, CEO of GameSquare. “Our mission is to assemble a powerful combination of technology, media assets, and creator tools to power this next generation ecosystem. TubeBuddy represents exactly the type of innovative, high-utility technology resource that strengthens our platform and positions GameSquare to serve brands, creators, and audiences at scale.”

Transaction Overview

Under the terms of the asset purchase agreement, GameSquare will acquire the assets of the TubeBuddy business. In exchange, GameSquare issued 5 million shares of its newly designated Series A-2 Preferred Stock to BENlabs as part of the transaction.

Strategic and Platform Benefits

The addition of TubeBuddy enhances GameSquare’s technology stack, expands direct relationships with creators, and creates new opportunities for data-driven brand partnerships and monetization. With the addition of TubeBuddy, GameSquare’s platform includes:

●	An AI enabled software platform with proven tools embedded into creator workflows
●	Anticipated increase to recurring software and subscription revenue
●	First-party creator and channel data capabilities
●	Powerful cross-platform brand and performance marketing solutions
●	Creates new integration opportunities across GameSquare’s media, esports, and creator network

TubeBuddy has helped more than 10 million creators on their YouTube journeys. Its technology is designed to help creators grow faster, with reported performance metrics including higher per-video views and stronger subscriber growth relative to competing solutions. TubeBuddy also serves major media companies, and global publishers.

2026 Guidance

On a proforma basis, which takes into account the Company’s plans with the TubeBuddy business, the Company is introducing the following annual financial guidance for fiscal year 2026:

-	Revenue of $85 million to $90 million
-	Gross margin of 35-40%
-	Adjusted EBITDA of over $5 million

Other than with respect to revenue and gross margin, GameSquare only provides guidance on a non-GAAP basis. GameSquare does not provide a reconciliation of forward-looking Adjusted EBITDA (non-GAAP) to GAAP net income (loss), due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Because other deductions used to calculate projected net income (loss) vary dramatically based on actual events, GameSquare is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income (loss) at this time. The amount of these deductions may be material and, therefore, could result in projected GAAP net income (loss) being materially less than projected Adjusted EBITDA (non-GAAP).

“The guidance for 2026 we are introducing today reflects the success of our multi-year strategy aimed at scaling our platform and driving sustainable operating profitability,” Kenna added. “We are seeing the benefits of our operating initiatives in our revenue mix, margin profile, and Adjusted EBITDA trajectory. With the addition of TubeBuddy and continued operating discipline, we are entering 2026 with meaningful momentum and a strong financial foundation for continued growth and value creation.”

About GameSquare Holdings, Inc.

GameSquare (NASDAQ: GAME) is a cutting-edge media, entertainment, and technology company transforming how brands and publishers connect with Gen Z, Gen Alpha, and Millennial audiences. With a platform that spans award-winning creative services, advanced analytics, and FaZe Clan Esports, one of the most iconic gaming organizations, we operate one of the largest gaming media networks in North America. As a digital-native business, GameSquare provides brands with unparalleled access to world-class creators and talent, delivering authentic connections across gaming, esports, and youth culture. Complementing our operating strategy, GameSquare has developed an innovative treasury management program designed to generate yield and enhance capital efficiency, reinforcing our commitment to building a dynamic, high-performing media company at the intersection of culture, technology, and next-generation financial innovation.

To learn more, visit www.gamesquare.com.

Forward-Looking Information

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of the applicable securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward-looking statements relate, among other things, to: the Company’s future performance, the success of the acquisition, and integration, revenue, growth and profitability; and the Company’s ability to execute on its current and future business plans. These forward-looking statements are provided only to provide information currently available to us and are not intended to serve as and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Forward-looking statements are necessarily based upon a number of estimates and assumptions which include, but are not limited to: the Company’s ability to grow its business and being able to execute on its business plans, the financial and business benefits of acquisitions, divestitures, and restructuring efforts, the success of Company’s vendors and partners in their provision of services to the Company, the Company being able to recognize and capitalize on opportunities and the Company continuing to attract qualified personnel to supports its development requirements. These assumptions, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the Company’s ability to achieve its objectives, the Company successfully executing its growth strategy, the ability of the Company to obtain future financings or complete offerings on acceptable terms, failure to leverage the Company’s portfolio across entertainment and media platforms, dependence on the Company’s key personnel and general business, economic, competitive, political and social uncertainties. These risk factors are not intended to represent a complete list of the factors that could affect the Company which are discussed in the Company’s most recent MD&A. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release. GameSquare assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Investor Relations

Andrew Berger

Phone: (216) 464-6400

Email: ir@gamesquare.com

Media Relations

Chelsey Northern / The Untold

Phone: (254) 855-4028

Email: pr@gamesquare.com